UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2005

MortgageIT Securities Corp. (as depositor under the MortgageIT Trust 2005-4 Indenture dated as of August 24, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-4)

MORTGAGEIT SECURITIES CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-119686 (Commission File Number)	56-2483326 (I.R.S. Employer Identification No.)
33 Maiden Lane New York, New York (Address of Principal Executive Offices)		10038 (Zip Code)

Registrant’s telephone number, including area code, is (212) 651-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
For a description of the Notes and the Mortgage Pool, refer to the Indenture.
Item 9.01.	Financial Statements and Exhibits.
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits:

Exhibit No.	Description
3.1

Amended and Restated Trust Agreement, dated as of August 24, 2005, among MortgageIT Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, National Association, as Securities Administrator, Certificate Registrar and Certificate Paying Agent.

Exhibit No.	Description
4.1

Indenture dated as of August 24, 2005, among MortgageIT Trust Series 2005-4, as Issuer, Wells Fargo Bank, National Association, as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

Exhibit No.	Description
99.1

Sale and Servicing Agreement, dated as of August 24, 2005, among MortgageIT Securities Corp., MortgageIT Holdings, Inc., MortgageIT Trust 2005-4, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

Exhibit No.	Description
99.2

Administration Agreement, dated as of August 24, 2005, among MortgageIT Trust 2005-4, as Issuer, Wells Fargo Bank, National Association, as Administrator, Wilmington Trust Company, as Owner Trustee and MortgageIT Securities Corp., as Depositor.

Exhibit No. 10.1	Description Mortgage Loan Purchase Agreement, dated as of August 1, 2005 between MortgageIT Securities Corp. and MortgageIT Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORTGAGEIT SECURITIES CORP.

By:	/s/ Donald Epstein
Name:	Donald Epstein
Title:	Treasurer

Dated: September 8, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description
3.1

Amended and Restated Trust Agreement, dated as of August 24, 2005, among MortgageIT Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, National Association, as Securities Administrator, Certificate Registrar and Certificate Paying Agent.

4.1

Indenture dated as of August 24, 2005, among MortgageIT Trust Series 2005-4, as Issuer, Wells Fargo Bank, National Association, as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1

Sale and Servicing Agreement, dated as of August 24, 2005, among MortgageIT Securities Corp., MortgageIT Holdings, Inc., MortgageIT Trust 2005-4, Deutsche Bank National Trust Company, as Indenture Trustee and Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator.

99.2

Administration Agreement, dated as of August 24, 2005, among MortgageIT Trust 2005-4, as Issuer, Wells Fargo Bank, National Association, as Administrator, Wilmington Trust Company, as Owner Trustee and MortgageIT Securities Corp., as Depositor.

10.1	Mortgage Loan Purchase Agreement, dated as of August 1, 2005 between MortgageIT Securities Corp. and MortgageIT Holdings, Inc.